ABERDEEN FUNDS

Aberdeen Emerging Markets Fund
(formerly, Aberdeen Emerging Markets Institutional Fund)

Supplement to the Aberdeen Funds Statutory Prospectus and Statement of Additional Information, each dated February 27, 2012, as supplemented to date.

The Board of Trustees of Aberdeen Funds (the "Board"), on behalf of its series, Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund) (the "Fund"), recently approved a proposal to limit inflows to the Fund in order to protect the integrity of the investment process that is used to manage the Fund. Accordingly, effective February 22, 2013 (the "Closing Date"), the Fund will no longer accept purchase orders from new investors or exchanges from other Aberdeen Funds into the Fund by new investors. However, the categories of persons described below will continue to be able to invest in the Fund:

•  Existing shareholders, as of the Closing Date, will be permitted to make new investments into the Fund directly.

•  Existing shareholders, as of the Closing Date, will be permitted to continue to purchase Fund shares through the Automatic Asset Accumulation Plan and through dividend and capital gain reinvestments.

•  Existing shareholders, as of the Closing Date, will be permitted to transfer assets from one existing account to another account within the Fund, regardless of whether such account is under a different registration or holds shares of the Fund as of the Closing Date. Such shareholders will be permitted to make new investments into such account.

•  Existing shareholders, as of the Closing Date, will be permitted to exchange shares within an existing account from one share class to another share class of the Fund, subject to any investment minimum or eligibility requirements detailed in the Fund's prospectus. Such shareholders will be permitted to make new investments into such account.

•  401(k) plans, other qualified employee benefit plans, and firm-wide model-based investment programs, each with existing accounts in the Fund as of the Closing Date, will be permitted to purchase additional shares in the Fund.

•  Financial intermediaries trading in an omnibus structure that currently have accounts in the Fund or that convert fully disclosed accounts to an omnibus structure will be permitted to purchase additional shares in the Fund on behalf of existing or new clients or customers.

Existing shareholders, as of the Closing Date, who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund. In addition, the Fund reserves the right to accept purchases from institutions that have notified the Fund's adviser or distributor of their intent to invest in the Fund prior to the Closing Date, regardless of whether such institutions hold shares of the Fund as of the Closing Date. The Fund's Board, and officers and employees of the Fund's adviser and its affiliates, will not be permitted to purchase additional shares in the Fund after the Closing Date unless such investment is through a permitted channel (i.e., 401(k) plan). The Fund reserves the right to accept purchases from the Aberdeen Multi-Asset Allocation Funds, regardless of whether such funds hold shares of the Fund as of the Closing Date. The Fund reserves the right to accept investments transferred from other Aberdeen emerging markets vehicles at its discretion.

The Fund will continue to limit inflows to the Fund until otherwise notified.

Effective upon the Closing Date, the prospectus of the Fund is supplemented by modifying all references to the ability to purchase shares of the Fund as set forth in this Supplement.

Please retain this Supplement for future reference.

THIS SUPPLEMENT IS DATED FEBRUARY 8, 2013.